UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                           Date of Report: MAY 5, 2003
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                                   REINK CORP.
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             (Exact name of registrant as specified in its chapter)


              DELAWARE                0-25413              65-0602729
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    (State or other jurisdiction    (Commission           (IRS Employer
         of incorporation)          File Number)        Identification No.)


                5130 CREEKBANK ROAD MISSISSAUGA, ONTARIO, L4W 2G2
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 905-206-1604
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              2550 HADDONFIELD ROAD, PENNSUAKEN, NEW JERSEY, 08110
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          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

The Registrant is filing this Amendment No.1 to the Form 8-K filed with the SEC on May 7, 2003, to incorporate by exhibit herein, the accountant's letter from Grassi & Co. CPAs, P.C. relating to their dismissal as the Company's independent accountants as of May 1, 2003.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective May 1, 2003, Reink Corp., a Delaware corporation (the "Registrant") dismissed Grassi & Co. CPAs, P.C. ("Grassi") as Registrant's independent accountants, which action was approved by Registrant's Board of Directors on May 1, 2003.

(a)(1) Feldman Sherb & Co., P.C., a professional corporation of certified public accountants ("Feldman") was the independent accounting firm for the Registrant, for the year ended December 31, 2001 and through the period ended April 17, 2002. Feldman was merged into Grassi on April 17, 2002 with Grassi as the successor firm.

         Except as described in the following sentence, the reports of Feldman or Grassi on the financial statements of Registrant for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Feldman on the financial statements of Registrant for the fiscal year ended December 31, 2001 does, however, contain an expression of substantial doubt regarding Registrant's ability to continue as a going concern.

         In addition, during Registrant's two most recent fiscal years and through May 1, 2003, there was no disagreement with Grassi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Registrant has requested that Grassi furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4. A copy of any response received by Registrant to that request will be promptly filed as an amendment to this Form 8-K, and no later than two business days after received from the Company.

(a)(2) On May 1, 2003 Marcum & Kliegman LLP ("MKLLP") was engaged as the Company's new independent accountants, commencing with the audit for the year ending December 31, 2002. During the two most recent fiscal years and the interim period preceding the engagement of MKLLP, Registrant had not consulted with MKLLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant's financial statements, and neither a written report nor oral advice was provided to the Company by MKLLP that MKLLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" or event identified in response to paragraph (a)(1)(iv) of Item 304, as those terms are used in Item 304(a)(1)(iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       REINK CORP.

Date: August 1, 2003                   /s/William M. Smith
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                                       William M. Smith
                                       Chief Financial Officer




                                 EXHIBIT INDEX


 Exhibit No.       Description
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    16.1           Letter from Grassi & Co. CPAs, P.C. dated July 29, 2003.